Exhibit 99.5

CVB Financial Corp. and Suncrest Bank Announce Agreement to Merge

Highlights of Announced Transaction

•	Citizens Business Bank (“Citizens”) deepens presence in Central California and expands north to Sacramento – one of California’s largest deposit markets
•	Suncrest Bank is a fast growing commercial bank with a diversified loan portfolio and strong base of customer deposits
•	Citizens’ second largest acquisition will add scale and market share to improve Citizens’ competitive position and operating leverage

ONTARIO, Calif. & VISALIA, Calif.--(BUSINESS WIRE)-- CVB Financial Corp. (Nasdaq: CVBF) and Suncrest Bank (OTCQX: SBKK) announced today that they have entered into an agreement and plan of reorganization and merger (the “Agreement”), pursuant to which Suncrest will merge with and into Citizens in a stock and cash transaction valued at approximately $204 million in aggregate or $16.18 per Suncrest share, based on CVB Financial Corp.’s closing stock price of $19.36 on July 26, 2021. The merger will increase Citizens’ total assets to approximately $17 billion on a pro forma basis based on the most recent publicly available information for Suncrest and CVB Financial Corp.

CVB Financial Corp. expects the merger to result in approximately 3.5% earnings per share accretion in 2023, excluding one-time transaction costs and assuming full realization of cost savings. CVB Financial Corp. anticipates the merger to be approximately 0.8% dilutive to tangible book value per share at closing with an earn back period of less than 1.75 years (using the cross-over method) and an internal rate of return of approximately 20%.

Suncrest Bank, headquartered in Visalia, California, had approximately $1.3 billion in total assets, $0.9 billion in gross loans and $1.2 billion in total deposits as of March 31, 2021. Suncrest has seven branch locations and two loan production offices throughout California’s Central Valley.

David A. Brager, Chief Executive Officer of CVB Financial Corp. and Citizens Business Bank, stated, “As the second largest acquisition in our history, the acquisition of Suncrest will deliver important benefits to our combined customers through our increased presence in the Central Valley and expansion into Sacramento, a sizable and important new market for Citizens Business Bank that presents significant growth opportunities going forward. On behalf of all of us at Citizens Business Bank, I want to welcome Suncrest Bank’s talented employees and loyal customers. We look forward to a swift closing and smooth integration.”

Ciaran McMullan, President and Chief Executive Officer of Suncrest Bank, commented, “I couldn’t be more proud of the Suncrest team and what we have achieved together. This merger is a testament to the hard work of our employees in providing exceptional products and services to our customers. Citizens Business Bank is one of the top performing banks in the country and this combination rewards our shareholders, creates opportunities for our employees and expands the resources available to our customers.”

Pursuant to the Agreement, at closing each share of Suncrest common stock will receive consideration consisting of 0.6970 shares of CVB Financial Corp. common stock and $2.69 per share in cash. CVB Financial Corp. will pay aggregate consideration of approximately 8.5 million shares of CVB Financial Corp. common stock and $39.0 million in cash, subject to purchase price adjustment provisions and other terms set forth in the Agreement. Giving effect to the merger, Suncrest shareholders would hold, in aggregate, approximately 6% of CVB Financial Corp.’s outstanding common stock following the merger. Suncrest stock options that are in-the-money at the time of closing will receive cash consideration based on the difference between the per share merger consideration and their strike price.

Upon completion of the merger, Suncrest’s operations will be combined with Citizens Business Bank and will continue to deliver the high-touch level of service that its customers expect, with an expanded branch and ATM network and a broad range of products and services, including expertise in personal, small business, private and corporate banking, as well as treasury management and trust services.

The boards of directors of Suncrest, CVB Financial Corp. and Citizens have unanimously approved the proposed merger. The closing of the merger is subject to customary regulatory approvals, satisfaction of certain closing conditions and the approval of Suncrest shareholders, and is anticipated to occur in the fourth quarter of 2021 or first quarter of 2022. Directors, officers and certain shareholders holding 23.4% of the shares of Suncrest Bank have signed an agreement to vote their shares in favor of the proposed transaction with CVB Financial Corp.

Advisors

Piper Sandler & Co. served as financial advisor and Manatt, Phelps & Phillips, LLP served as legal counsel to CVB Financial Corp. MJC Partners, LLC served as financial advisor and Sheppard, Mullin, Richter & Hampton served as legal counsel to Suncrest.

Conference Call and Investor Presentation

Management will hold a conference call at 7:00 a.m. PDT/10:00 a.m. EST on Wednesday, July 28, 2021 to discuss the announced merger between CVB Financial Corp. and Suncrest Bank.

To listen to the conference call, please dial (833) 301-1161, passcode 5998979. A taped replay will be made available approximately one hour after the conclusion of the call and will remain available through August 4, 2021 at 1:00 p.m. PDT/4:00 p.m. EDT. To access the replay, please dial (855) 859-2056, passcode 5998979.

The presentation to be discussed on the conference call will be filed with the SEC and made available on the “Investors” tab on the Company’s website at www.cbbank.com.

About CVB Financial Corp.

CVB Financial Corp. (“CVBF”) is the holding company for Citizens Business Bank. CVBF is one of the 10 largest bank holding companies headquartered in California with over $15 billion in total assets. Citizens Business Bank is consistently recognized as one of the top performing banks in the nation and offers a wide array of banking, lending and investing services through 58 banking centers and 3 trust office locations serving the Inland Empire, Los Angeles County, Orange County, San Diego County, Ventura County, Santa Barbara County, and the Central Valley area of California.

Shares of CVB Financial Corp. common stock are listed on the NASDAQ under the ticker symbol “CVBF”. For investor information on CVB Financial Corp., visit our Citizens Business Bank website at www.cbbank.com and click on the “Investors” tab.

About Suncrest Bank

Suncrest Bank, member FDIC, offers a full range of commercial, small business and agribusiness loans, cash management services and personal deposit products throughout the Central Valley of California and the Greater Sacramento Region. It is regularly rated Five Stars by Bauer Financial as one of the nation’s strongest financial institutions, and in 2017 and 2018 was named to the OTCQX® Best 50, a ranking of top performing companies traded on the OTCQX Best Market. It is a Preferred Lender with the Small Business Administration and its stock can be purchased on the open market, trading on the OTCQX under the ticker symbol SBKK. For all other information, visit www.suncrestbank.com

Safe Harbor

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations and our future financial position and operating results. Words such as “will likely result”, “aims”, “anticipates”, “believes”, “could”, “estimates”, “expects”, “hopes”, “intends”, “may”, “plans”, “projects”, “seeks”, “should”, “will,” “strategy”, “possibility”, and variations of these words and similar expressions help to identify these forward-looking statements, which involve risks and uncertainties. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. The closing of the proposed Merger is subject to regulatory approvals, the approval of the shareholders of Suncrest, and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed Merger will be consummated within the expected time frame, or at all. If the Merger is consummated, factors that may cause actual outcomes to differ from what is expressed or forecasted in these forward-looking statements include, among things: difficulties and delays in integrating Citizens and Suncrest and achieving anticipated synergies, cost savings and other benefits from the transaction; higher than anticipated transaction costs; deposit attrition, operating costs, customer loss and business disruption following the Merger, including difficulties in maintaining relationships with employees, may be greater than expected; local, regional, national and international economic and market conditions, political events and public health developments and the impact they may have on Citizens, its customers and its assets and liabilities; Citizens’ ability to attract deposits and other sources of funding or liquidity; supply and demand for commercial or residential real estate and periodic deterioration in real estate prices and/or values in California or other states where Citizens lends; a sharp or prolonged slowdown or decline in real estate construction, sales or leasing activities; changes in the financial performance and/or condition of Citizens’ borrowers, depositors, key vendors or counterparties; changes in Citizens’ levels of delinquent loans, nonperforming assets, allowance for credit losses and charge-offs; the costs or effects of mergers, acquisitions or dispositions CVBF may make, whether CVBF is able to obtain any required governmental approvals in connection with any such mergers, acquisitions or dispositions, and/or Citizens’ ability to realize the contemplated financial or business benefits associated with any such mergers, acquisitions or dispositions; the effects of new laws, regulations and/or government programs, including those laws, regulations and programs enacted by federal, state or local governments in the geographic jurisdictions in which Citizens does business in response to the current national emergency declared in connection with the COVID-19 pandemic; the impact of the federal CARES Act and the significant additional lending activities undertaken by the Company in connection with the Small Business Administration’s Paycheck Protection Program enacted thereunder, including risks to the Company with respect to the uncertain application by the Small Business Administration of new borrower and loan eligibility, forgiveness and audit criteria; the effects of the Company’s participation in one or more of the new lending programs recently established by the Federal Reserve, including the Main Street New Loan Facility, the Main Street Priority Loan Facility and the Nonprofit Organization New Loan Facility, and the impact of any related actions or decisions by the Federal Reserve Bank of Boston and its special purpose vehicle established pursuant to such lending programs; the effect of changes in other pertinent laws, regulations and applicable judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, allowance for credit losses, consumer, commercial or secured lending, securities and securities trading and hedging, bank operations, compliance, fair lending, the Community Reinvestment Act, employment, executive compensation, insurance, cybersecurity, vendor management and information security technology) with which CVBF and its subsidiaries must comply or believe the Company should comply or which may otherwise impact the CVBF; changes in estimates of future reserve requirements and minimum capital requirements, based upon the periodic review thereof under relevant regulatory and accounting standards, including changes in the Basel Committee framework establishing capital standards for bank credit, operations and market risks; the accuracy of the assumptions and estimates and the absence of technical error in implementation or calibration of models used to estimate the fair value of financial instruments or currently expected credit losses or delinquencies; inflation, changes in market interest rates, securities market and monetary fluctuations; changes in government-established interest rates, reference rates or monetary policies, including the possible imposition of negative interest rates on bank reserves; the impact of the anticipated phase-out of the London Interbank Offered Rate (LIBOR) on interest rate indexes specified in certain of our customer loan agreements and in Citizens’ interest rate swap arrangements, including any economic and compliance effects related to the expected change from LIBOR to an alternative reference rate; changes in the amount, cost and availability of deposit insurance; disruptions in the infrastructure that supports CVBF’s business and the communities where CVBF is located, which are concentrated in California, involving or related to public health, physical site access and/or communication facilities; cyber incidents, attacks, infiltrations, exfiltrations, or theft or loss of CVBF, customer or employee data or money; political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, the effects of pandemic diseases, climate change or extreme weather events, that may affect electrical, environmental and communications or other services, computer services or facilities CVBF may use, or that may affect CVBF’s assets, customers, employees or third parties with whom CVBF conducts business; CVBF’s timely development and implementation of new banking products and services and the perceived overall value of these products and services by customers and potential customers; CVBF’s relationships with and reliance upon outside vendors with respect to certain of CVBF’s key internal and external systems, applications and controls; changes in commercial or consumer spending, borrowing and savings patterns, preferences or behaviors; technological changes and the expanding use of technology in banking and financial services (including the adoption of mobile banking, funds transfer applications, electronic marketplaces for loans, block-chain technology and other financial products, systems or services); CVBF’s ability to retain and increase market share, to retain and grow customers and to control expenses; changes in the competitive environment among banks and other financial services and technology providers; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional providers including retail businesses and technology companies; volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions or on CVBF’s capital, deposits, assets or customers; fluctuations in the price of CVBF’s common stock or other securities, and the resulting impact on CVBF’s ability to raise capital or to make acquisitions; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the principal regulatory agencies with jurisdiction over CVBF, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in CVBF’s organization, management, compensation and benefit plans, and CVBF’s ability to recruit and retain or expand or contract its workforce, management team, key executive positions and/or CVBF’s board of directors; CVBF’s ability to identify suitable and qualified replacements for any executive officers who may leave their employment, including CVBF’s Chief Executive Officer; the costs and effects of legal, compliance and regulatory actions, changes and developments, including the initiation and resolution of legal proceedings (including any securities, lender liability, bank operations, check or wire fraud, financial product or service, data privacy, health and safety, consumer or employee class action litigation); regulatory or other governmental inquiries or investigations, and/or the results of regulatory examinations or reviews; ongoing relations with various federal and state regulators, including, but not limited to, the SEC, Federal Reserve Board, FDIC and California DFPI; success at managing the risks involved in the foregoing items and all other factors set forth in CVBF’s public reports, including its Annual Report on Form 10-K for the year ended December 31, 2020, and particularly the discussion of risk factors within that document. Among other risks, the ongoing COVID-19 pandemic may significantly affect the banking industry, the health and safety of Suncrest and Citizens’ employees, and their business prospects. The ultimate impact of the COVID-19 pandemic on Suncrest and Citizens’ business and financial results will depend on future developments, which are highly uncertain and cannot be predicted, including the scope and duration of the pandemic, the impact on the economy, customers, employees and business partners, the safety, effectiveness, distribution and acceptance of vaccines developed to mitigate the pandemic, and actions taken by governmental authorities in response to the pandemic.

CVBF does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements, except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company’s earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ.

Additional Information About the Proposed Merger and Where to Find It

In connection with the proposed merger, CVBF will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Suncrest and a Prospectus of CVBF, as well as other relevant documents concerning the proposed transaction. The final proxy statement/prospectus will be distributed to the shareholders of Suncrest in connection with their vote on the proposed transaction.

SHAREHOLDERS OF SUNCREST ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents CVBF filed with the SEC may be obtained free of charge at the SEC’s website, http://www.sec.gov, at the investor relations portion of CVBF’s website, https://www.cbbank.com, by contacting Myrna DiSanto, Investor Relations, CVB Financial Corp., 701 N Haven Avenue, Ontario, CA 91764 or by telephone at (909) 980-4030 or by contacting Ciaran McMullan, President and Chief Executive Officer, Suncrest Bank, 501 West Main Street, Visalia, CA 93291 or by telephone at (559) 802-1000.

CVBF, Suncrest, their respective directors, executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from Suncrest’s shareholders in favor of the approval of the merger. Information about the directors and executive officers of Suncrest and their ownership of Suncrest common stock will be set forth in the definitive proxy statement for Suncrest’s special meeting to vote on the merger. Information about the directors and executive officers of CVBF and their ownership of CVBF common stock is set forth in the proxy statement for CVBF’s 2021 annual meeting of shareholders, as previously filed with the SEC on April 5, 2021. Shareholders may obtain additional information regarding the interests of Suncrest’s directors and executive officers by reading the registration statement and the proxy statement/prospectus when they become available.

CVB Financial Corp.

Dave Brager

Chief Executive Officer

(909) 980-4030

or

Suncrest Bank

Ciaran McMullan

President and Chief Executive Officer

(559) 802-1000

Source: CVB Financial Corp.